UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2021

Enphys Acquisition Corp.
(Exact name of registrant as specified in charter)

Cayman Islands	001-40879	87-2010879
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

216 East 45th Street 13th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(347) 467-0441
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares and one-half of one redeemable warrant	NFYS.U	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	NFYS	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50	NFYS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
As previously reported, on October 8, 2021, Enphys Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 34,500,000 units (the “Units”), including the issuance of 4,500,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of Class A ordinary shares of the Company, par value of $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Ordinary Shares. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.
On November 24, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade shares of the Class A Ordinary Shares and Warrants comprising the Units commencing on November 26, 2021. Those Units not separated will continue to trade on the New York Stock Exchange under the symbol “NFYS.U,” and the Class A Ordinary Shares and Warrants that are separated will trade on the New York Stock Exchange under the symbols “NFYS” and “NFYS.WS,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate Units into shares of Class A Ordinary Shares and Warrants.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated November 24, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enphys Acquisition Corp.

Date: November 24, 2021	By:	/s/ Jorge de Pablo
	Name:	Jorge de Pablo
	Title:	Chief Executive Officer